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                      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549-1004

                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report: (date of earliest event reported):  October 24, 2000

                               CATALYTICA, INC.
            (Exact name of Registrant as specified in its charter)


          Delaware                       000-20966               94-2262240
(State or other jurisdiction of  [Commission File Number]    (I.R.S.  Employer
incorporation or organization)                            Identification Number)



                              430 Ferguson Drive
                     Mountain View, California 94043-
                                     5275
                   (Address of principal executive offices)

                                (650) 960-3000
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

      On October 24, 2000, Catalytica, Inc. issued a press release reporting financial results for the third quarter and nine months ended September 30, 2000. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits.

           Exhibit 99.1  Catalytica, Inc. Press Release issued October 24, 2000.
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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Catalytica, Inc.
                                                     (Registrant)


Date: November 7, 2000                      By:   /s/  Dr. Ricardo B. Levy
                                            Dr. Ricardo B. Levy
                                            President
                                            Chief Executive Officer
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                                 EXHIBIT INDEX

Exhibit
Number
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99.1    Catalytica, Inc. Press Release issued October 24, 2000.